Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated March 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers AMG FQ Global Essentials Fund’s (“Fund” and “FQ Global Essentials Fund”) investment objective is to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.72%	0.82%	0.57%
Acquired Fund Fees and Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses[2]	1.72%	1.57%	1.32%
Fee Waiver and Expense Reimbursements[3]	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimburements[2]	1.54%	1.39%	1.14%

[1]

Other Expenses for Institutional Class shares have been restated to more accurately reflect current fees and expenses. Acquired Fund Fees and Expenses associated with the Fund’s investments in underlying funds, including ETFs, have been restated to more accurately reflect current fees and expenses.

[2]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund or restated fees and expenses described above.

[3]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2011, to waive management fees and/ or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.99% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$521	$914	$2,013
Service Class	$142	$475	$835	$1,850
Institutional Class	$116	$398	$703	$1,572

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 213% of the average value of its portfolio.

SUM004-0310

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

Principal Investment Strategies

The Fund seeks to provide a diversified, risk-balanced global market portfolio. The Fund also attempts to balance risk and return by gaining exposure to global equities and debt, primarily through derivative instruments utilizing a proprietary dynamic asset allocation process. Under normal circumstances, the Fund will invest at least 40% of its net assets, plus the amount of any borrowing for investment purposes, in investments (permitted by applicable law) of issuers organized, located, or doing a substantial amount of business outside the United States, including investments exposed to such issuers, and the Fund will invest in or have investments exposed to a minimum of three countries, including the United States.

Generally, the Fund intends to make allocations to the following asset classes:

•

Global Equities—Generally, exposure to global equities will be through futures on equity country indices, but the Fund may also seek to gain targeted exposure to various sectors through investments in exchange-traded funds (“ETFs”).

•

Sovereign (Foreign Country) Debt—Generally, exposure to Sovereign (Foreign Country) debt will be through futures on foreign country debt indices. Such investments may be used to increase income or hedge against the Fund’s risks related to global equity exposure.

•	Inflation-Protected Securities—Generally, exposure to Inflation-Protected Securities will be through investments in ETFs. Such investments may be used for hedging purposes.

Assets are selected by the Subadvisor for inclusion based on their ability to efficiently diversify the portfolio across asset classes. Investment weights within asset classes are set with the objective of balancing risk. Applying this investment process, the Fund seeks to provide greater capital loss protection during down markets than traditional balanced portfolios, as well as participate in market gains.

First Quadrant serves as Subadvisor to the Fund and applies a proprietary, quantitatively based investment process designed to provide a diversified, risk-balanced global market portfolio. First Quadrant continually monitors the Fund’s investments utilizing a risk based approach and seeks to dynamically rebalance the Fund to achieve an optimal total portfolio risk target. First Quadrant anticipates that the Fund generally will maintain exposures to developed markets, emerging markets, small capitalization securities, real estate investment trusts (REITS), sovereign debt, Inflation Protected Securities, and commodities (through companies in the commodities sector). The Fund may achieve long and short exposure to global equity, bond, and currency markets through a wide range of derivative instruments and direct investments. The Fund typically will make extensive use of derivative instruments, including futures contracts on global equity and fixed-income securities and security indices (including broad-based security indices), options on futures contracts, securities and security indices, swap contracts and forward contracts, and also ETFs.

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal

Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund. The Fund may gain exposure to the instruments mentioned below directly, by investing in securities, or indirectly through the use of derivatives and ETFs.

Asset Allocation Risk—the Fund’s investments may not be allocated in the best performing asset classes.

Commodities Exposure Risk—exposure to commodities through companies in the commodities sector may result in losses for the Fund. Commodity prices, and therefore the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors, including market movements and inflationary trends.

Credit and Counterparty Risk—issuer of debt securities or counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S.-dollar investment when converted back to U.S. dollars.

Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

Emerging Markets Risk— investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater volatility.

Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.

Foreign Investment Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Hedging Risk—there is no guarantee that hedging strategies, if any, will be successful.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause debt security prices to decline.

Leverage Risk—use of leverage, including borrowing and some derivative instruments such as futures, can magnify relatively small market movements into relatively larger losses for the Fund.

Liquidity Risk—particular investments may be difficult to sell at the best price.

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

2	Managers Investment Group

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

Real Estate Industry Risk— investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Sector Risk—issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Tax Risk—although the Fund is expected to qualify as a regulated investment company, it may not qualify, which could result in higher taxes to shareholders and imposition of tax at the Fund level.

U.S. Government Securities Risk—obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government will provide financial support.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index, the S&P 500 Index, and to composite indices that more accurately reflect the Fund’s investments. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

The Fund’s Composite benchmarks have been changed to 60% MSCI World Index and 40% Citigroup World Government Bond Index (“Managers AMG FQ Global Essentials Fund Composite Index”) because the Fund’s Investment Manager believes that these benchmarks more adequately reflect the underlying composition of the Fund’s portfolio securities. The Index is calculated on both a hedged and unhedged basis in the accompanying table.

The performance information shown is that of the Fund’s Institutional Class shares (formerly shares of the Managers Fremont Global Fund, which were reclassified and redesignated as Institutional Class shares effective January 1, 2010) and includes historical performance of the Fund for periods prior to September 28, 2009. To obtain updated monthly performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09

(Institutional Class shares)

Best Quarter: 17.12% (2nd Quarter 2009)

Worst Quarter: –17.72% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/09

Managers AMG FQ Global Essentials Fund	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	23.34%	0.54%	0.28%
Institutional Class Return After Taxes on Distributions	23.18%	–0.25%	–0.67%
Institutional Class After Taxes on Distributions and Sale of Fund Shares	15.38%	0.16%	–0.24%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	–0.95%
Managers AMG FQ Global Essentials Fund Composite Index (Hedged) (reflects no deduction for fees, expenses, or taxes)	14.39%	2.34%	0.93%
Managers AMG FQ Global Essentials Fund Composite Index (reflects no deduction for fees, expenses, or taxes)	19.01%	3.57%	2.93%
Managers Fremont Global Fund Composite Index (reflects no deduction for fees, expenses, or taxes)	22.13%	3.38%	2.48%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary.

Managers Investment Group	3

MANAGERS AMG FQ GLOBAL ESSENTIALS FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant L.P. (“First Quadrant”)

Portfolio Managers

Edgar Peters

Director & Co-Director of Global Macro Research, First Quadrant; Portfolio Manager of the Fund since 09/09.

Dori Levanoni

Partner & Co-Director of Global Macro Strategies and Lead Portfolio Manager, First Quadrant; Portfolio Manager of the Fund since 09/09.

Ken Ferguson

Partner & Co-Director of Global Macro Strategies, First Quadrant; Portfolio Manager of the Fund since 09/09.

Buying and Selling Fund Shares

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any time, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions that are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group